SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report
                       (Date of earliest event reported):
                               September 19, 2003



                       PowerHouse Technologies Group, Inc.
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             (Exact name of registrant as specified in its charter)



             Delaware                   333-5278-NY             94-3334052
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   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)


              2694 Bishop Drive, Suite 270
                  San Ramon, California                           94583
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        (Address of principal executive offices)                (Zip Code)



                                 (925) 328-1100
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              (Registrant's telephone number, including area code)

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Item 5.     Other Events

      On September 19, 2003, PowerHouse Technologies Group, Inc. (the "Company") issued a press release announcing recent developments affecting the Company. The press release is attached hereto as Exhibit 99.1.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PowerHouse Technologies Group, Inc.



Date:  September 19, 2003                   /s/ Jay Elliot
                                         -----------------------------------
                                         Name:  Jay Elliot
                                         Title: Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit 99.1 PowerHouse Technologies Group, Inc. Press Release, dated September 19, 2003.